EXECUTION

WELLS FARGO HOME MORTGAGE, INC.,

as SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

as PURCHASER

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

Dated as of March 1, 2004

Wells Fargo Home Equity Trust

Mortgage Pass-Through Certificates, Series 2004-1

TABLE OF CONTENTS

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

Page

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

1

RECITALS

1

Section 1.

Purchase and Sale of Mortgage Loans.

2

Section 2.

Representations and Warranties.

5

Section 3.

Survival of Representations.

8

Section 4.

Repurchase, Purchase or Substitution of Mortgage Loans.

9

Section 5.

Covenants.

9

Section 6.

Successors and Assigns, Additional Information.

10

Section 7.

Notices.

11

Section 8.

Representations and Indemnities to Survive.

11

Section 9.

Miscellaneous.

11

Section 10.

Severability of Provisions.

12

Section 11.

Assignment by Depositor.

12

Section 12.

Binding Nature of Agreement; Assignment.

12

Section 13.

Entire Agreement.

12

Section 14.

Benefits of Agreement.

12

Section 15.

Counterparts.

12

EXHIBIT A – FORM OF SUPPLEMENTAL WRAPPER

A-1

SCHEDULE I – MORTGAGE LOAN SCHEDULE

I-1

SCHEDULE II – MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

II-1

MORTGAGE LOAN PURCHASE AND ASSIGNMENT AGREEMENT

This Mortgage Loan Purchase and Assignment Agreement (the “Agreement”), dated as of March 1, 2004, is executed on the Closing Date (as defined below) by and between Structured Asset Securities Corporation, a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the “Purchaser”) and Wells Fargo Home Mortgage, Inc., a California corporation (such entity, and its successors and assigns, being referred to herein as  “Wells Fargo,” the “Seller” or the “Company”), as seller.

The Purchaser and the Seller hereby recite and agree as follows:

RECITALS

1.

Schedule I attached hereto and made a part hereof (the “Mortgage Loan Schedule”) lists certain conventional and balloon, fixed and adjustable rate, first lien subprime residential mortgage loans (collectively, the “Mortgage Loans”) owned by the Seller that the Seller desires to sell, without recourse, to the Purchaser.

2.

The Seller is a party to the servicing agreement dated as of March 1, 2004 (the “Servicing Agreement”), among the Seller, Wells Fargo as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) pursuant to which the Mortgage Loans will be serviced.

3.

The Seller desires to sell, without recourse, all of its right, title and interest in and to the Mortgage Loans (other than its rights as owner of the servicing rights under the Servicing Agreement) to the Purchaser, and to transfer all of its obligations thereunder, to the Purchaser pursuant to this Agreement and a Commitment Letter dated as of February 20, 2004, between Lehman Brothers Inc. (“Lehman”) and the Seller (the “Commitment Letter”).

4.

The Purchaser desires to purchase such Mortgage Loans, and the Purchaser intends immediately thereafter to transfer all of its right, title and interest in and to the Mortgage Loans pursuant to the terms of a Trust Agreement, dated as of March 1, 2004 (the “Trust Agreement”), by and among the Purchaser, as depositor (in such capacity, the “Depositor”), the Seller, the Master Servicer, LaSalle Bank National Association, as trustee (the “Trustee”) and The Murrayhill Company, as credit risk manager.

5.

The Trust shall issue to the Purchaser its Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class X1, Class X2, Class P and Class R (collectively, the “Private Certificates”) and the Class 1-A, Class 2-A1, Class 2-A2, Class A3, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates (the “Public Certificates” and, together with the Private Certificates, the “Certificates”).

6.

The Public Certificates will be offered and sold by Lehman as sole underwriter pursuant to the terms and conditions of an Underwriting Agreement (Standard Terms) between the Purchaser and Lehman, dated April 16, 1996 (the “Underwriting Agreement (Standard Terms)”), as supplemented by a terms agreement, dated March 26, 2004 (the “Terms Agreement” and, together with the Underwriting Agreement (Standard Terms), the “Underwriting Agreement”), through the use of a prospectus supplement, dated March 26, 2004 (the “Prospectus Supplement”), and a related prospectus dated March 25, 2004 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”).  The Private Certificates will be sold by Lehman to an affiliate.

7.

Certain Certificates may be acquired from Lehman or from others by Wells Fargo or an affiliate thereof (the “Purchased Certificates”).

8.

Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Trust Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.

Purchase and Sale of Mortgage Loans.

(a)

Concurrently with the execution and delivery hereof on March 30, 2004 (the “Closing Date”), the Seller hereby sells, assigns, transfers and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans) and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than any such payments that were due on or prior to such date) and all payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Subsidy Funds received on or with respect to the Mortgage Loans on or after the Cut-off Date together with all of the Seller’s right, title and interest in and to any related Subsidy Account, all Prepayment Charges received on or with respect to the Mortgage Loans on or after the Cut-off Date, together with all of the Seller’s right, title and interest in and to any related escrow account and all amounts from time to time credited to and the proceeds of such account, the Seller’s rights under any insurance policies related to the Mortgage Loans and the proceeds thereof and the Seller’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest under the Servicing Agreement, other than any Servicing Rights retained thereunder, and transfers to the Purchaser all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Purchaser hereby accepts such assignment and transfer, and shall be entitled to exercise all the rights of the Seller under the Servicing Agreement, other than any Servicing Rights thereunder, as if the Purchaser had been a party to such agreement.

In connection with any transfer pursuant to the preceding paragraph, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for federal income tax purposes, that the Mortgage Loans have been sold to the Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans (the “Mortgage Loan Schedule”).  The Mortgage Loan Schedule shall conform to the requirements as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.

In consideration of such assignment and the covenants of the Seller set forth herein, the Seller shall receive from the Purchaser on the Closing Date an amount equal to the Purchase Price or the Adjusted Purchase Price, as applicable (each, as defined in the Commitment Letter) in full consideration representing the price for the transfer of the Mortgage Loans to the Purchaser.

(b)

In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Custodian on or before the Closing Date (except as noted below) the following documents or instruments with respect to each Mortgage Loan (collectively, the “Custodial File”):

1.

the original Mortgage Note, endorsed without recourse either (A) in blank or (B) in the form of the Form of Endorsement set forth in the Trust Agreement (in each case, with all necessary intervening endorsements, as applicable), or with respect to any lost Mortgage Note, an original Lost Note Affidavit, in the form set forth in the Trust Agreement, stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

2.

the original of any guarantee executed in connection with the Mortgage Note assigned to the Trustee;

3.

the original or copies of each assumption, modification, written assurance or substitution agreement, if any, or as to any such agreement which cannot be delivered prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer’s Certificate of the Seller certifying that the copy of such assumption, modification or substitution agreement delivered to the Custodian (or the Trustee) is a true copy and that the original of such agreement has been forwarded to the public recording office; and

4.

with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan, an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned either (A) in blank, without recourse or (B) to “LaSalle Bank National Association, as Trustee of the Wells Fargo Home Equity Loan Trust, 2004-1,” without recourse.

In the case of Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the execution of this Agreement, the Seller, in lieu of delivering the related Custodial Files, shall herewith deliver to the Purchaser an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account have been so deposited.  The Seller acknowledges that, in its capacity as Servicer, it will hold the Retained Mortgage Files on behalf of the Purchaser or its assignee.  The Seller hereby covenants that it will (i) not take any action inconsistent with the ownership interest of the Purchaser or the holders of the Certificates in the Custodial Files or the Retained Mortgage Files and (ii) if required pursuant to the terms of the Servicing Agreement or the Trust Agreement, deliver to and deposit with the Custodian (or the Trustee), in its capacity as Servicer, any applicable Retained Mortgage Files.

(c)

The Purchaser and the Seller intend that on the Closing Date, the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans, without recourse.  It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, in the event that the Mortgage Loans are held to be property of the Seller, or if this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in this Section 1 shall be deemed to be a grant by the Seller to the Purchaser, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies, the Seller’s security interest in any collateral pledged to secure the Mortgage Loans and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property constituting part of the assets of the Trust, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Qualifying Substitute Mortgage Loans; (B) hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) all amounts payable on or after the Cut-off Date (other than any such payments that were due on or prior to such date) to the holders of the Mortgage Loans in accordance with the terms thereof, including but not limited to any Prepayment Charges; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (E) any Subsidy Funds with respect to each Subsidy Loan; and (F) all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by the Purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-312 or 9-313 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.  “Secured Obligations” means the rights of the Purchaser under this Agreement and the amount owing the holders of the Certificates representing an interest in the Mortgage Loans.  The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser at least two months prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser’s security interest in or lien on the Mortgage Loans, provided however that the Seller shall not be required to prepare or file any such filings with respect to the expected merger of Wells Fargo Home Mortgage, Inc. into Wells Fargo Bank, N.A.

Notwithstanding the foregoing provisions of this Section 1, (i) the Seller, as a servicer of the Mortgage Loans, shall retain the servicing rights (including, without limitation, primary servicing) with respect to the Mortgage Loans, and rights to receive servicing fees, servicing income, reimbursement for advances made in respect of such Mortgage Loans and other payments made as compensation for such servicing subject to the Servicing Agreement and the Trust Agreement pursuant to the terms and conditions set forth therein (collectively, the “Servicing Rights”) and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest in favor of the Purchaser pursuant to the immediately preceding paragraph, nor are the Servicing Rights included in the assets being sold pursuant to this Agreement.

Section 2.

Representations and Warranties.

(a)

The Seller hereby represents and warrants to the Purchaser, as of the date of this Agreement, that:

(i)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

(ii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(iii)

Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(iv)

The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either;

(v)

The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

(vi)

The Company does not believe, nor does it have any reason or cause to believe, at it cannot perform each and every covenant contained in this Agreement.  The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent.  The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company’s creditors;

(vii)

There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

(viii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(ix)

The Mortgage Loans were selected from among the outstanding subprime fixed and adjustable rate one- to four-family mortgage loans in the Company’s portfolio at the Closing Date as to which the representations and warranties regarding individual Mortgage Loans set forth below in Section 2(b) could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

(x)

The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

(xi)

There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company’s most recent financial statements;

(xii)

The Company has not dealt with any broker, investment banker, agent or other Person (other than Lehman) that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans; and

(xiii)

The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value of the Mortgage Loans.

(b)

The Seller hereby makes the representations and warranties set forth in Schedule II hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

(c)

The Purchaser hereby represents and warrants to the Seller that as of the date of this Agreement:

(i)

it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement and the Trust Agreement;

(ii)

this Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Purchaser and constitute the legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement and the Trust Agreement which purport to provide indemnification from penalties under applicable securities laws;

(iii)

neither the execution and delivery by the Purchaser of this Agreement, nor the performance by the Purchaser of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Purchaser or any law, governmental rule or regulation or any judgment, decree or order binding on the Purchaser or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Purchaser;

(iv)

there are no actions, suits or proceedings against the Purchaser pending or, to the knowledge of the Purchaser, threatened, or, to the knowledge of the Purchaser, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement;

(v)

the Purchaser is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or on the financial condition of the Purchaser;

(vi)

the Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Purchaser to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Purchaser; and

(vii)

no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated by the terms of this Agreement.

Section 3.

Survival of Representations.  Each of the representations and warranties of the Seller and the Purchaser contained herein shall survive the purchase and sale of the Mortgage Loans pursuant hereto and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

Section 4.

Repurchase, Purchase or Substitution of Mortgage Loans.

(a)

Upon discovery by the Purchaser, the Seller, the Master Servicer or any assignee, transferee or designee of the Purchaser of a Material Defect with respect to a Mortgage Loan or a breach of any of the representations and warranties of the Seller contained in Section 2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the Material Defect or breach shall give prompt written notice to the others.  Within 60 days of the discovery of such Material Defect or breach of any representation or warranty given by the Seller to the Purchaser, the Seller shall either (a) cure such Material Defect or such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the Purchase Price (as defined in the Trust Agreement) or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan, in accordance with Sections 2.02 and 2.04 of the Trust Agreement, as applicable; provided, however, if a Material Defect or breach of any representation or warranty given by the Seller to the Purchaser is discovered within 12 months of the Closing Date, then the price for repurchase shall be at the Purchase Price or Adjusted Purchase Price (each, as defined in the Commitment Letter).  If any substitution is made for a Mortgage Loan for which there is a Material Defect or breach of any representations and warranties which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, the Seller will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Qualifying Substitute Mortgage Loan.

(b)

It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations or warranties of the Seller contained in Section 2.

Section 5.

Covenants.

(a)

The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee at the Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust Fund, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller.

(b)

The Seller hereby covenants to the Purchaser that at any time when a prospectus relating to the Certificates is required to be delivered pursuant to the Securities Act, if the Seller has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement relating to the Seller or the Mortgage Loans or that such disclosures therein contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement at its expense.  The Seller also agrees that, if required by applicable law, it will update the information relating to the Seller or the Mortgage Loans in the Prospectus Supplement at its expense.

(c)

To the extent the Seller proposes to sell any Purchased Certificates, it shall provide prior notice of such intention to the Purchaser.  Upon receipt of such notice the Purchaser and Seller shall determine whether information included in the Prospectus Supplement is required to be updated.  If the Seller and Purchaser determine that such information is required to be updated, the parties shall complete the form of supplement attached hereto as Exhibit A (the “Supplemental Wrapper”).  The preparation of the Supplemental Wrapper (including attorney’s and accountant’s fees) shall be at the expense of the Seller.

(d)

In connection with the preparation of any Supplemental Wrapper, the Seller and the Purchaser shall provide the information attributed to such party in the form of Supplemental Wrapper attached hereto.  The Seller agrees that it will not sell any Purchased Certificates unless the Purchaser and the Seller have mutually agreed upon a Supplemental Wrapper and any appropriate ancillary documents.

(e)

The Seller hereby agrees to continue to pay on behalf of the Purchaser and its successors and assignees, promptly as they become due, the LPMI Insurance Premiums with respect to the LPMI Policy on each Mortgage Loan so insured as of the Cut-Off Date, whether or not the Seller continues to act as the Servicer under the Servicing Agreement, until such Mortgage Loan has been paid in full or otherwise liquidated; provided, however, that the foregoing obligation of the Seller shall terminate with respect to all the Mortgage Loans in the event that either (i) a successor servicer acceptable to the LPMI Insurers and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. undertakes to pay such LPMI Insurance Premiums, or (ii) the Seller pays one-time premiums to the LPMI Insurers such that all outstanding LPMI Policies will remain in force until the related Mortgage Loans have been paid in full or otherwise liquidated, without the requirement of any further premium payments.

(f)

The Seller hereby covenants that on each Distribution Date it will monitor the aggregate outstanding Certificate Principal Amounts of the Purchased Certificates for each such date held by it or its affiliates.  If on any Distribution Date the aggregate outstanding Certificate Principal Amounts of the Purchased  Certificates then owned by the Seller and/or its affiliates exceeds 86.41% of the aggregate outstanding Certificate Principal Amounts of all of the Certificates, the Seller will promptly (but in no event less than 3 Business Days) notify the Purchaser and Lehman and the Seller, the Purchaser and Lehman shall conduct an analysis of the fair market value of the Purchased Certificates and, in the event that the Seller and Lehman reasonably conclude that the fair market value of the Purchased Certificates then owned by the Seller and/or its affiliates equals or exceeds 84% of the fair market value of all of the Certificates, the Seller shall, as reasonably as practicable thereafter, take any action necessary to ensure that the aggregate fair market value of the Purchased Certificates so owned does not equal or exceed 85% of the aggregate  fair market value of all of the Certificates.  In addition, the Seller hereby covenants that neither it nor its affiliates will purchase any additional Public Certificates (other than those purchased on the Closing Date) or any of the Private Certificates or interests therein, or securities secured by such Private Certificates unless, prior to any such purchase, the Seller, the Purchaser and Lehman have determined that after the completion of the purchase by the Seller and/or its affiliate(s), the Seller and its affiliates together will not hold Certificates the aggregate fair market value of which equals or exceeds  85% of the aggregate fair market value of all of the outstanding Certificates.

Section 6.

Successors and Assigns, Additional Information.

(a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Purchaser may assign its rights and obligations hereunder to the Trustee without the consent of the other party hereto.

(b)

The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Trust Agreement, the Underwriting Agreement or the Purchase Agreement.

Section 7.

Notices.  All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at Structured Asset Securities Corporation, 745 Seventh Avenue, 7th Floor, New York, New York 10019, Attention:  WFHET 2004-1; if sent to the Seller, be addressed to it at 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Senior Vice President, Structured Finance, with a copy to Wells Fargo Home Mortgage, Inc., 1 Home Campus, Des Moines, Iowa 50328, Attention: General Counsel.

Section 8.

Representations and Indemnities to Survive.  The respective agreements, representations, warranties, covenants, indemnities and other statements of the Purchaser and the Seller and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Seller and will survive delivery of and payment for the Mortgage Loans.

Section 9.

Miscellaneous.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

Section 10.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 11.

Assignment by Purchaser.  Concurrently with the execution of this Agreement, the Purchaser shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Purchaser under this Agreement.  All references to the rights of the Purchaser in this Agreement shall be deemed to be for the benefit of and exercisable by the Trustee.

Section 12.

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 13.

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 14.

Benefits of Agreement.

The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee enjoys the full benefit of the provisions of this Agreement as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

Section 15.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date hereinabove written.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

Name:  Ellen V. Kiernan

Title:    Senior Vice President

WELLS FARGO HOME MORTGAGE, INC.

By: /s/ Patrick Greene

Name:  Patrick Greene

Title:    Senior Vice President

EXHIBIT A

FORM OF SUPPLEMENTAL WRAPPER

SUPPLEMENT

(To Prospectus Supplement dated March 26, 2004

and to Prospectus dated March 25, 2004)

WELLS FARGO HOME EQUITY TRUST

Mortgage Pass-Through Certificates, Series 2004-1

[Logo]

Wells Fargo Home Mortgage, Inc. (now known as Wells Fargo Bank, N.A.)

Seller and Servicer

Wells Fargo Bank, N.A.

Master Servicer

Structured Asset Securities Corporation

Depositor

On March 30, 2004, the Wells Fargo Home Equity Trust, Series 2004-1, issued the Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class A-SIO, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates (the “Public Certificates”), which were offered by the prospectus supplement dated March 26, 2004 (the “Prospectus Supplement”).  In addition to the Public Certificates, three other classes of certificates (the “Private Certificates” and, together with the Public Certificates, the “Certificates”) were issued which were not offered by the Prospectus Supplement.  The Certificates (other than the Class A-IO and Class A-SIO Certificates) were issued with an initial aggregate Certificate Principal Amount of $1,339,141,000.  The Certificates represent ownership interests in the Trust Fund, the assets of which will consist primarily of conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential Mortgage Loans having a total principal balance as of March 1, 2004, of approximately $1,343,169,395.

The certificates were issued pursuant to a Trust Agreement, dated March 1, 2004, among Structured Asset Securities Corporation, as Depositor, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A. as Master Servicer, Wells Fargo Home Mortgage, Inc. (now known as Wells Fargo Bank, N.A.), as Seller and LaSalle Bank National Association, as Trustee.

The information in the Prospectus Supplement describes the Mortgage Loans as of March 1, 2004, and describes the Seller, the Servicer and the Master Servicer as of its date.  This supplement (the “Supplement”) updates the section in the Prospectus Supplement relating to the Mortgage Loans, and it discloses any other material recent developments of the Seller, the Servicer and the Master Servicer since the date of the Prospectus Supplement.

In addition to the information contained in this Supplement, the Master Servicer prepares a monthly statement to Certificateholders containing certain information regarding the Certificates and the Mortgage Pools.  The Master Servicer also makes available each month, to any interested party, a monthly statement to Certificateholders containing certain information regarding the Certificates and the Mortgage Pools, via the Master Servicer’s website located at www.ctslink.com.  The most recent such monthly statement, dated [_______ __, 200__], is attached hereto and forms part of this Supplement.

For a list of capitalized terms used in this Supplement, the Prospectus Supplement and the Prospectus, see the index of principal terms beginning on page S-99 in this Prospectus Supplement and the index of defined terms on page 115 in the Prospectus.

The date of this Supplement is ________ ___, 20__

Recent Developments of the Seller, the Servicer and the Master Servicer

General

[Any material updates relating to the Seller, the Servicer and the Master Servicer; to include a post-merger summary of the Wells Fargo entities.]

The Servicer

The following table updates the Prospectus Supplement and sets forth-certain information regarding the delinquency experience of the Servicer with respect to all sub-prime mortgage loans serviced by it:

Wells Fargo Home Mortgage, Inc.
Delinquency Experience
(Dollar Amounts in Thousands)

	As of December 31, 20__		As of December 31, 20__		As of ________ __, 20__
	By No. of Loans	By Dollar Amount of Loans	By No. of Loans	By Dollar Amount of Loans	By No. of Loans	By Dollar Amount of Loans
Total Portfolio
Period of Delinquency:(1)
30-59 Days
60-89 Days
90 days or more
Total Delinquent Loans
Percent of Total Loans
Foreclosures(2)
Foreclosure Ratio(3)
REO
REO Ratio(4)

________________

(1)

The indicated periods of delinquency are based on the number of days past due, based on a 30-day month.  No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date.  A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.

(2)

Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted as of the dates indicated.

(3)

Foreclosure as a percentage of total loans in the applicable portfolio at the end of each period.

(4)

REO as a percentage of total loans in the applicable portfolio at the end of each period.

The Mortgage Pools as of __________ __, 20__

General

Except where otherwise specifically indicated, the discussion that follows and the statistical information presented therein are derived solely from the characteristics of the Mortgage Loans as of [______________], 20[__] (the “Supplement Date”).  Whenever reference is made herein to the characteristics of the Mortgage Loans or to a percentage of the Mortgage Loans, unless otherwise specified, that reference is based on the Scheduled Principal Balances of the Mortgage Loans (or the specified Pool of Mortgage Loans) as of the Supplement Date.

[Any necessary discussion relating to the Mortgage Loans]

Pool 1 Mortgage Loans

The following tables set forth as of the Supplement Date, the number, aggregate Scheduled Principal Balance and percentage of the Pool 1 Mortgage Loans having the stated characteristics shown in the tables in each range.  (The sum of the amounts of the aggregate Scheduled Principal Balances and the percentages in the following tables may not equal the totals due to rounding.)

Supplement Date Scheduled Principal Balances — Pool 1 Mortgage Loans

Range of Scheduled Principal Balances ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

0.01 to 50,000.00
50,000.01 to 100,000.00
100,000.01 to 150,000.00
150,000.01 to 200,000.00
200,000.01 to 250,000.00
250,000.01 to 300,000.00
300,000.01 to 350,000.00
350,000.01 to 400,000.00
400,000.01 to 450,000.00
450,000.01 to 500,000.00
Total

The average Supplement Date Scheduled Principal Balance for Mortgage Loans in Pool 1 is
approximately $[[•]].

Mortgage Rates — Pool 1 Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

4.001 to 4.500
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
Total

The weighted average Mortgage Rate for Mortgage Loans in Pool 1 is approximately [[•]]%.

Loan Type — Pool 1 Mortgage Loans

Loan Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

2/28 ARM (Six-Month LIBOR)
Fixed Rate
Fixed Rate (Balloon)
3/27 ARM (Six-Month LIBOR)
1 Year ARM (One-Year CMT)
Total

Original Terms to Maturity — Pool 1 Mortgage Loans

Range of Original Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

120 to 180
181 to 240
241 to 300
301 to 360
Total

The weighted average original term to maturity for Mortgage Loans in Pool 1 is approximately [[•]] months.

Remaining Terms to Maturity — Pool 1 Mortgage Loans

Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

117 to 180
181 to 240
241 to 300
301 to 360
Total

The weighted average remaining term to maturity for Mortgage Loans in Pool 1 is approximately [[•]] months.

Original Loan-to-Value Ratios — Pool 1 Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

0.001 to 10.000
10.001 to 20.000
20.001 to 30.000
30.001 to 40.000
40.001 to 50.000
50.001 to 60.000
60.001 to 70.000
70.001 to 80.000
80.001 to 90.000
90.001 to 100.000
Total

The weighted average original loan-to-value ratio for Mortgage Loans in Pool 1 is approximately [[•]]%.

Geographic Distribution — Pool 1 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Total

Property Type — Pool 1 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Single Family
Condominium
Planned Unit Development
Two- to Four-Family
Townhouse
Total

Loan Purpose — Pool 1 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Cash Out Refinance
Purchase
Rate/Term Refinance
Total

Occupancy Status — Pool 1 Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Primary Home
Investment
Second Home
Total

Loan Documentation — Pool 1 Mortgage Loans

Loan Documentation	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Full Documentation*
Stated Income, Stated Asset
Total

* Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under the “The Seller and the Underwriting Guidelines—Underwriting Guidelines.”

Underwriting Guideline Credit Level — Pool 1 Mortgage Loans

Underwriting Guideline Credit Level	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Y9
Y8
Y7
Y6
Y5
Y4
Y3
Y2
Y1
Total

Prepayment Premium at Origination (Years in Effect) — Pool 1 Mortgage Loans

Prepayment Premium at Origination (Years in Effect)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

No Prepayment Premium
0.001 to 1.000
1.001 to 2.000
2.001 to 3.000
Total

Rate Type — Pool 1 Mortgage Loans

Rate Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Fixed
Adjustable
Total

Gross Margins of the Adjustable Rate Mortgage Loans — Pool 1 Mortgage Loans

Range of Gross Margin Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

1.001 to 1.500
2.001 to 2.500
2.501 to 3.000
3.001 to 3.500
3.501 to 4.000
4.001 to 4.500
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
10.001 to 10.500
Total

The weighted average Gross Margin for Adjustable Rate Mortgage Loans in Pool 1 is approximately [[•]]%.

Maximum Rates of the Adjustable Rate Mortgage Loans — Pool 1 Mortgage Loans

Range of Maximum Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
14.501 to 15.000
15.001 to 15.500
15.501 to 16.000
16.001 to 16.500
16.501 to 17.000
17.001 to 17.500
17.501 to 18.000
Total

The weighted average Maximum Rate for Adjustable Rate Mortgage Loans in Pool 1 is
approximately [[•]]%.

Minimum Rates of the Adjustable Rate Mortgage Loans — Pool 1 Mortgage Loans

Range of Minimum Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

4.001 to 4.500
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
Total

The weighted average Minimum Rate for Adjustable Rate Mortgage Loans in Pool 1 is
approximately [[•]]%.

Next Rate Adjustment Date of the Adjustable Rate Mortgage Loans — Pool 1 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

January 2005
February 2005
March 2005
June 2005
September 2005
October 2005
November 2005
December 2005
January 2006
February 2006
March 2006
August 2006
September 2006
November 2006
December 2006
January 2007
February 2007
March 2007
Total

Periodic Caps of the Adjustable Rate Mortgage Loans — Pool 1 Mortgage Loans

Periodic Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

1.000
2.000
Total

The weighted average of the Periodic Caps of the Adjustable Rate Mortgage Loans in Pool 1 is approximately [[•]]%.

Pool 2 Mortgage Loans

The following tables set forth as of the Supplement Date, the number, aggregate Scheduled Principal Balance and percentage of the Pool 2 Mortgage Loans having the stated characteristics shown in the tables in each range.  (The sum of the amounts of the aggregate Scheduled Principal Balances and the percentages in the following tables may not equal the totals due to rounding.)

Supplement Date Scheduled Principal Balances — Pool 2 Mortgage Loans

Range of Scheduled Principal Balances ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

0.01 to 50,000.00
50,000.01 to 100,000.00
100,000.01 to 150,000.00
150,000.01 to 200,000.00
200,000.01 to 250,000.00
250,000.01 to 300,000.00
300,000.01 to 350,000.00
350,000.01 to 400,000.00
400,000.01 to 450,000.00
450,000.01 to 500,000.00
500,000.01 to 550,000.00
550,000.01 to 600,000.00
600,000.01 to 650,000.00
650,000.01 to 700,000.00
700,000.01 to 750,000.00
750,000.01 to 800,000.00
Total

The average Supplement Date Scheduled Principal Balance for Mortgage Loans in Pool 2 is
approximately $[[•]].

Mortgage Rates — Pool 2 Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
Total

The weighted average Mortgage Rate for Mortgage Loans in Pool 2 is approximately [[•]]%.

Loan Type — Pool 2 Mortgage Loans

Loan Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

2/28 ARM (Six-Month LIBOR)
Fixed Rate
Fixed Rate (Balloon)
3/27 ARM (Six-Month LIBOR)
1Year ARM (One-Year CMT)
Total

Original Terms to Maturity — Pool 2 Mortgage Loans

Range of Original Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

120 to 180
181 to 240
301 to 360
Total

The weighted average original term to maturity for Mortgage Loans in Pool 2 is approximately [[•]] months.

Remaining Terms to Maturity — Pool 2 Mortgage Loans

Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

117 to 180
181 to 240
301 to 360
Total

The weighted average remaining term to maturity for Mortgage Loans in Pool 2 is approximately [[•]] months.

Original Loan-to-Value Ratios — Pool 2 Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

10.001 to 20.000
20.001 to 30.000
30.001 to 40.000
40.001 to 50.000
50.001 to 60.000
60.001 to 70.000
70.001 to 80.000
80.001 to 90.000
90.001 to 100.000
Total

The weighted average original loan-to-value ratio for Mortgage Loans in Pool 2 is approximately [[•]]%.

Geographic Distribution — Pool 2 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Total

Property Type — Pool 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Single Family
Planned Unit Development
Manufactured Housing
Two- to Four-Family
Condominium
Total

Loan Purpose — Pool 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Cash Out Refinance
Purchase
Rate/Term Refinance
Total

Occupancy Status — Pool 2 Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Primary Home
Investment
Second Home
Total

Loan Documentation — Pool 2 Mortgage Loans

Loan Documentation	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Full Documentation*
Stated Income, Stated Asset
Total

* Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under the “The Seller and the Underwriting Guidelines—Underwriting Guidelines.”

Underwriting Guideline Credit Level — Pool 2 Mortgage Loans

Underwriting Guideline Credit Level	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Y9
Y8
Y7
Y6
Y5
Y4
Y3
Y2
Y1
Total

Prepayment Premium at Origination (Years in Effect) — Pool 2 Mortgage Loans

Prepayment Premium at Origination (Years in Effect)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

No Prepayment Premium
0.001 to 1.000
1.001 to 2.000
2.001 to 3.000
4.001 to 5.000
Total

Rate Type — Pool 2 Mortgage Loans

Rate Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

Fixed
Adjustable
Total

Gross Margins of the Adjustable Rate Mortgage Loans — Pool 2 Mortgage Loans

Range of Gross Margin Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

2.001 to 2.500
2.501 to 3.000
3.001 to 3.500
3.501 to 4.000
4.001 to 4.500
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
Total

The weighted average Gross Margin for Adjustable Rate Mortgage Loans in Pool 2 is
approximately [[•]]%.

Maximum Rates of the Adjustable Rate Mortgage Loans — Pool 2 Mortgage Loans

Range of Maximum Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
12.001 to 12.500
12.501 to 13.000
13.001 to 13.500
13.501 to 14.000
14.001 to 14.500
14.501 to 15.000
15.001 to 15.500
15.501 to 16.000
16.001 to 16.500
16.501 to 17.000
17.001 to 17.500
17.501 to 18.000
Total

The weighted average Maximum Rate for Adjustable Rate Mortgage Loans in
Pool 2 is approximately [[•]]%.

Minimum Rates of the Adjustable Rate Mortgage Loans — Pool 2 Mortgage Loans

Range of Minimum Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

4.501 to 5.000
5.001 to 5.500
5.501 to 6.000
6.001 to 6.500
6.501 to 7.000
7.001 to 7.500
7.501 to 8.000
8.001 to 8.500
8.501 to 9.000
9.001 to 9.500
9.501 to 10.000
10.001 to 10.500
10.501 to 11.000
11.001 to 11.500
11.501 to 12.000
Total

The weighted average Minimum Rate for Adjustable Rate Mortgage Loans in
Pool 2 is approximately [[•]]%.

Next Rate Adjustment Date of the Adjustable Rate Mortgage Loans — Pool 2 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

January 2005
February 2005
April 2005
August 2005
September 2005
October 2005
November 2005
December 2005
January 2006
February 2006
March 2006
October 2006
November 2006
January 2007
February 2007
March 2007
Total

Periodic Caps of the Adjustable Rate Mortgage Loans — Pool 2 Mortgage Loans

Periodic Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance	Percentage of Mortgage Loans by Aggregate Scheduled Principal Balance

1.000
1.500
2.000
Total

The weighted average of the Periodic Caps of the Adjustable Rate Mortgage Loans in Pool 2 is approximately [[•]]%.

SCHEDULE I

MORTGAGE LOAN SCHEDULE

SCHEDULE II

SELLER’S REPRESENTATIONS AND

WARRANTIES RELATING TO

MORTGAGE LOANS

The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein:

(a)

The information set forth in the Mortgage Loan Schedule attached hereto as Schedule I and the information contained on the data file delivered to the Purchaser is true and correct, including without limitation, the information regarding any prepayment penalty feature (each, a “Prepayment Charge”);

(b)

No payment required under any Mortgage Loan will be 30 days or more delinquent on the Closing Date.  No Mortgage Loan will have been 30 days delinquent more than once during the 12 months preceding the Closing Date;

(c)

There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.  The Seller has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(d)

The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian.  The substance of any such waiver, alteration or modification has been approved by the issuer of any related LPMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule.  No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related LPMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Custodial File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

(e)

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(f)

Neither the Mortgage nor the Mortgage Note has been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(g)

The Mortgage Note and the Mortgage and all other documents executed in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms.  All parties to the Mortgage Note, the Mortgage and any other related document had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any other related document, and the Mortgage Note, the Mortgage and any other related document have been duly and properly executed by such parties.  The Company has reviewed all of the documents constituting the Retained Mortgage File and Custodial File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

(h)

All the documents executed in connection with the Mortgage Loan including, but not limited to, the Mortgage Note and the Mortgage are free of fraud and any misrepresentation and are signed by the persons they purport to be signed by, and witnessed or, as appropriate, notarized by the persons whose signatures appear as witnesses or notaries, and each such document constitutes the valid and binding legal obligation of the signatories and is enforceable in accordance with its terms;

(i)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, or predatory and abusive lending laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated hereby will not violate any such laws or regulations.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(j)

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, or a manufactured dwelling, and no residence or dwelling is a mobile home.  As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial purposes, except as allowed under the underwriting guidelines of the Company.  If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development meets the requirements under the underwriting guidelines of the Company.

(k)

The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing.  The lien of the Mortgage is subject only to:

(i)

the lien of current real property taxes and assessments not yet due and payable;

(ii)

covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

(iii)

other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

(l)

The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed, except for Mortgage Loans with escrow holdbacks established or created due to seasonal weather conditions, as allowed under the underwriting guidelines of the Company, and there is no requirement for future advances thereunder.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(m)

Any future advances made prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the Cut-off Date;

(n)

The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser.  The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

(o)

The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.  All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

(p)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance and acceptable to Fannie Mae or Freddie Mac) or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (k) above, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Rate and Scheduled Payment. The Company is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(q)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note or related documents and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

(r)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Paragraph (p) above;

(s)

All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and except as insured against by the title insurance policy referenced in Paragraph (p) above, no improvements on adjoining properties encroach upon the Mortgaged Property.  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(t)

Principal payments commenced no more than 60 days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan.  Each Mortgage Loan is payable each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient, other than with respect to any Balloon Loans, to amortize the Mortgage Loan fully by the stated maturity date set for in the Mortgage Note over an original term to maturity of not more than 30 years.  No Mortgage Loan contains terms or provisions which would result in negative amortization;

(u)

The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears each month.  As to each adjustable rate Mortgage Loan on each applicable adjustment date, the Mortgage Rate will be adjusted to equal the sum of the Index plus the applicable gross margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Rate will not increase or decrease by more than the periodic interest rate cap on any adjustment date, and will in no event exceed the maximum Mortgage Rate or be lower than the minimum Mortgage Rate listed on the related Mortgage Loan Schedule for such Mortgage Loan.  Each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Rate.  As to each adjustable rate Mortgage Loan (other than a Balloon Loan), if the related Mortgage Rate changes on an adjustment date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan.  No Mortgage Loan contains terms or provisions which would result in negative amortization;

(v)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure and upon the exercise of such rights and remedies under the law, the holder of the Mortgage and Mortgage Note will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(w)

As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law;

(x)

The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (k) above;

(y)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(z)

The Assignment of Mortgage upon the insertion of the name of the assignee and recording information is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(aa)

The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(bb)

The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices (as defined in the Servicing Agreement), and have been in all material respects legal and proper.  With respect to escrow deposits and escrow payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law.  No escrow deposits or escrow payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

(cc)

There is no proceeding pending or to the best of the Company’s knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

(dd)

The Mortgage Loan Documents contains an appraisal of the related Mortgaged Property by an appraiser who is licensed in the state where the Mortgaged Property is located, and who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

(ee)

The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the Trust Agreement and the Servicing Agreement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project.  If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid.  The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

(ff)

The Mortgagor has not notified the Company and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended;

(gg)

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.  The Mortgage Loan (other than with respect to any Subsidy Loan) does not contain provisions pursuant to which Scheduled Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or any one on behalf of the Mortgagor, or paid by any source other than the Mortgagor;

(hh)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

(ii)

Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Company; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

(jj)

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding as of the date the Mortgage Loan was closed and the proceeds of the Mortgage Loan were distributed;

(kk)

With respect to Mortgage Loans that are secured by a leasehold estate, the lease is valid, in full force and effect, and conforms to the underwriting guidelines of the Company for leasehold estates;

(ll)

The Mortgage or Mortgage Note contains an enforceable provision, to the extent not prohibited by federal law, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, provided that, with respect to Mortgage Notes which bear an adjustable rate of interest, such provision shall not be enforceable if the Mortgagor causes to be submitted to the Company to evaluate the intended transferee as if a new Mortgage Loan were being made to such transferee, and the Company reasonably determines that the security will not be impaired by such Mortgage Loan assumption and that the risk of breach of any covenant or agreement in such Mortgage is acceptable to the Purchaser;

(mm)

The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with the underwriting guidelines of the Company;

(nn)

None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies;

(oo)

Each original Mortgage has been, or is in the process of being duly recorded in the appropriate recording office, and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded, are in the process of being recorded or will be recorded (in the event the original mortgage has not been returned by the applicable recording office), in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company;

(pp)

There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use, value and enjoyment of said property;

(qq)

Except as set forth on the Mortgage Loan Schedule, each Mortgage Loan with an LTV of greater than 80% is insured as to payment defaults by a LPMI Policy issued by a LPMI Insurer having a claims paying ability rating acceptable to FHLMC or FNMA.  All provisions of such LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid;

(rr)

From and after the date of origination, each Mortgage Loan has been serviced in accordance with the terms of all federal, state and local laws and regulations, the terms of the Mortgage Note and Accepted Servicing Practices in all respects;

(ss)

None of the Mortgage Loans are classified as “high cost” Mortgage Loans under Section 32 of the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

(tt)

The Mortgage Note and any other documents required to be delivered by the Company under this Agreement for the Mortgage Loans have been delivered to the Custodian (or the Trustee).  The Company is in possession of a complete, true and accurate Retained Mortgage File in compliance with the Servicing Agreement, except for such documents where the originals of which have been sent for recordation;

(uu)

With respect to each Mortgage Loan, the Company has furnished accurate and complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations;

(vv)

The Company has complied with all applicable anti-money laundering laws and regulations, (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws;

(ww)

The Retained Mortgage File contains the documents listed as items 5 through 11 of Exhibit B of the Servicing Agreement;

(xx)

Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a “Texas Refinance Loan”) has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

(yy)

With respect to each Mortgage Loan that has a Prepayment Charge, each such Prepayment Charge shall be enforceable, and each Prepayment Charge shall be permitted pursuant to federal, state and local law.  Each such Prepayment Charge is in an amount equal to the maximum amount permitted under applicable law and no such Prepayment Charge may be imposed for a term in excess of five (5) years with respect to Mortgage Loans originated on or after October 1, 2002; and

(zz)

No Mortgage Loan secured by mortgaged property located in the State of Georgia was originated during the period beginning on and including October 1, 2002, and ending on and including March 7, 2003;

(aaa)

Each Mortgage Loan that is secured by residential real property has a Loan-to-Value ratio of 100% or less as of the Cut-off Date;

(bbb)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2;

(ccc)

No Mortgage Loan originated on or after November 27, 2003, is a “High-Cost Home Loan” subject to the New Jersey Home Ownership Security Act of 2003 (N.J.S.A. 46:10B-22 et seq.);

(ddd)

No Mortgage Loan originated on or after January 1, 2004, is a “High-Cost Home Loan” subject to the New Mexico Home Loan Protection Act (N.M. Stat. Ann. 58-21A-1 et seq.);

(eee)

No Mortgage Loan is a “high-cost,” “high-cost home,” “covered” (excluding home loans defined as “covered home loans” pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law;

(fff)

In addition to the foregoing representations and warranties made in subparagraphs (a) through (ddd) above, the Company further represents and warrants upon delivery of the Pool 1 Mortgage Loans, as to each, that:

(i)

To the best of the Company’s knowledge, no borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit evidenced by the Pool 1 Mortgage Loan.  No borrower obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Pool 1 Mortgage Loan; no proceeds from any Pool 1 Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Pool 1 Mortgage Loan;

(ii)

The outstanding Scheduled Principal Balance of each Pool 1 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien one- to four-family residential mortgage loans as set forth in the Freddie Mac Selling Guide; and

(iii)

With respect to each Pool 1 Mortgage Loan that has a Prepayment Charge, no such Prepayment Charge may be imposed for a term in excess of three (3) years with respect to Mortgage Loans originated on or after October 1, 2002.